Intangible Assets, Net - Schedule Of Expected Future Amortization Expense Of Intangible Assets (Detail) - Claims Cost Recovery Rights [Member] - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Finite Lived Intangible Assets Future Amortization Expense [Line Items]
2023	$ 121,008
2023 and 2024	483,959	$ 453,853
2024 and 2025	483,907	453,853
2025 and 2026	483,907	453,780
2026 and 2027	483,907	453,728
2027		453,728
Thereafter		1,094,214
Thereafter	1,197,019
Total	$ 3,253,707	$ 3,363,156	$ 84,218